                                                                  EXHIBIT 10.2


                              [BARCLAYS LETTERHEAD]            Sorting Code:
                                                                20-05-75

                               BARCLAYS BANK PLC
                         Bedford Square Business Centre
                 P.O. Box 314, Bedford Square, London WCIB 3TB
                           Telephone: (0171) 441 2500

Private & Confidential                    Please reply to:
The Directors                             Your Ref:
L K Global Healthcare Systems (UK) PLC    Our Ref: DLI/TM/AC
Coombelands House                         Ext. No.: 2559
Coombelands Lane
Addlestone
Weybridge
Surrey                                    7th October 1994
KT15 1BW

Dear Sirs

We refer to the letter (the "Letter") dated 6th October 1994 from Barclays Bank PLC (the "Bank") setting out the terms and conditions of a pounds sterling 1,750,000 Medium Term Loan (the "Loan") to L K Global Healthcare Systems (UK) PLC (the "Borrower").

We vary the terms and conditions of the facility letter as follows:

SECURITY

In addition to the security set out in the letter the Bank require a Guarantee from Dr. Kyprisou for pounds sterling 500,000 in favour of the Bank.

All other terms and conditions will remain unchanged.

Acceptance of the amended terms and conditions shall be signified by the Borrower returning to the Bank within one month:

a) The enclosed duplicate of this letter duly signed on the Borrower's behalf as evidence of acceptance of the amended terms and conditions, and

b) A certified true copy of a Resolution of the Borrower's Board of Directors;

      i)    Accepting the amended terms and conditions stated.
      ii) Authorizing a specified person, or persons, to endorse and return to the Bank the duplicate of this letter.

Yours faithfully
For and on behalf of
BARCLAYS BANK PLC

                                        Accepted
/s/ O L ILIWSS                          For and on behalf of
----------------                        L K Global Healthcare Systems (UK) PLC
O L ILIWSS                              /s/ [SIG]
Senior Corporate Manager                -----------------------------
                                        Chairman

                         [BARKLAYS BANK PLC LETTERHEAD]            Sorting Code:
                                                                     20-05-75

PRIVATE & CONFIDENTIAL
The Directors
L K Global Healthcare Systems (UK) PLC             Please reply to:
Coombelands House                                  Your Ref:
Coomberlands Lane                                  Our Ref: TM/JCL
Addlestone                                         Ext. No. 0171 441 2559 Direct
Weybridge
Surrey KT15 1HY                                              10th April 1995

Dear Sirs

We refer to the letter (the "Letter") dated 11th October 1994 from Barclays Bank PLC (the "Bank") setting out the terms and conditions of a pounds sterling 2,750,000 Medium Term Loan (the "Loan") to L K Global Healthcare Systems (UK) PCL (the "Borrower").

We vary the terms and conditions of the letter as follows:-

Covenants - b

The Borrower undertakes that save for the prior written consent of the Bank on any balance sheet the aggregate amount of interest and loan instalments paid, payable or capitalised by the Borrower and its subsidiaries in respect of the period ended 31st December 1995 will not exceed 20% of operational cashflow and as at the 31st December 1996 and subsequent balance sheet dates will not exceed 16.7% of operational cashflow of the Borrower and its subsidiaries for that period before the deduction of any amounts in respect of taxation and interest and such loan instalments and ignoring any extraordinary items (whether profits or losses).

For the purpose of this sub-clause "interest and loan instalments" shall be defined as all continuing, regular or periodic costs, charges and expenses incurred by the Borrower and its subsidiaries in effecting, servicing or maintaining their borrowings or borrowing facilities, including discount, acceptance and commitment charges and commissions.

"Operational cashflow" means total operating profit plus depreciation and amounts charged to depreciation in the relevant period, capital receipts from the disposal of assets and funds received from equity subscription and capital issues, minus corporation tax paid and capital expenditure of the Borrower and its subsidiaries plus or minus movements in the working capital of the Borrower and its subsidiaries (and so that such items shall be calculated in a manner satisfactory to the Branch).

All other terms and conditions, including covenant (a) will remain unchanged.

Acceptance of the amended terms and conditions shall be signified by the Borrower returning to the Bank within one month:

(a) the enclosed duplicate of this letter duly signed on the Borrower's behalf as evidence of acceptance of the amended terms and conditions, and

(b)  a certified true copy of a resolution of the Borrower's Board of Directors:

     i)   accepting the amended terms and conditions stated herein, and
     ii) authorising a specified person, or persons, to endorse and return to the Bank the duplicate of this letter.

Yours faithfully
For and on behalf of Barclays Bank PLC

/s/ D L ILIMES
D L ILIMES
SENIOR CORPORATE MANAGER

Accepted for and on behalf of L K Global Healthcare Systems (UK) PLC

      [SIG]
-------------------------
SIGNATURE



5th May 1995
-------------------------
DATE

                                                                   Sorting Code:
                                                                      20-05-75


                             [BARCLAYS LETTERHEAD]


The Directors                                                 Please reply to:
L K Global Healthcare Sys   (UK)  Plc                         Your Ref:
Coombelands House                                                       TM/PM
Coombelands Lane                                              Our Ref:
Addlestone                                                    Ext. No:
Weybridge
Surrey KT15 1HY                                               1st September 1995


Dear Sirs

We refer to the Facility Letter dated 6th October 1994 and Letter of Variation dated 10th April 1995 (the "Letters"), from Barclays Bank PLC (the "Bank") setting out the terms and conditions of a L.1,750,000 medium term loan (the "Loan") to L K Global Healthcare Systems (UK) Plc (the "Borrower").

We are pleased to vary the terms and conditions of the Letter as follows:-

Financial Covenants
-------------------

The Borrower undertakes that save for the prior written consent of the Bank:

a) on any balance sheet date the aggregate amount of financing costs paid, payable or capitalized by the Borrower and its Subsidiaries respect of the period ended on such balance sheet date with effect from 31st December 1996, will not exceed 25% of profits of the Borrower and its Subsidiaries for that period before the deduction of any amounts in respect of taxation and such financing costs and ignoring any extraordinary items (whether profits or losses).

      For the purpose of this sub-clause "financing costs" shall be defined as all continuing, regular or periodic costs, charges and expenses (including the interest element in hire purchase and finance leasing charges as determined in accordance with applicable accounting standards) incurred by the Borrower and its Subsidiaries in effecting, servicing or maintaining their borrowings or borrowing facilities, including discount acceptance and commitment charges and commissions;

b) The ratio of cash flow before Gross Financing Costs to Debt Service for each Relevant period shall not fall below 2 to 1 with effect from 31st December 1996.

Definition and Interpretation
-----------------------------

"Cash Flow Before Gross Financing Costs" means, in respect of any Relevant
      Period, PBIT for such Relevant period:-

(i) adding back any amount in respect of depreciation and amortisation of know-how and of other intangibles charged during such Relevant Period;

(ii) less any increase in Working Capital (or plus any decreases in Working Capital); and

(iii) deducting amounts paid in respect of tax on corporate profits (including advance corporate tax), and capital element of all lease, credit sales or conditional sale agreement or hire purchase agreements during such Relevant Period;

"Debt Service" means:

(i) the aggregate amount of interest (whether paid, payable or capitalized) under the Facility during such Relevant period; and

(ii) the principal amount of the Facility scheduled to be repaid during such Relevant Period under the Facility;

"Relevant Period" means such consecutive period of three months during a financial year of the Borrower and, in addition, each period of twelve months ending on the last day of a financial year of the Borrower (each a "Relevant Period");

All other terms and conditions will remain unchanged.

Acceptance of the amended terms and conditions shall be signified by the Borrower returning to the Bank within one month;

(a) the enclosed duplicate of this letter duly signed on the Borrower's behalf as evidence of acceptance of the amended terms and conditions, and

(b) a certified true copy of a resolution of the Borrower's Board of Directors;-

        (i)   accepting the amended terms and conditions stated,

        (ii) authorising a specified person, or persons, to endorse and return to the Bank the duplicate of this letter.

Yours faithfully
for and on behalf of BARCLAYS BANK PLC


/s/
------------------------
MA TATTON


D L ILINES
------------------------
SENIOR CORPORATE MANAGER

I acknowledge receipt of the original of the above Letter of Variation, signed for and on behalf of L K Global Healthcare Systems (UK) Plc, pursuant to a Resolution of the Board of Directors.



/s/                                           7th September 1995
--------------------------------------        -------------------------------
Signed for and on behalf of                               Date
L K Global Healthcare Systems (UK) Plc

                     MEDIUM TERM LOAN AGREEMENT (CORPORATE)

We are pleased to advise you that Barclays Bank PLC (the "Bank") has agreed to provide a medium term loan (the "Loan") upon and subject to the terms and conditions set out below and overleaf of the attached General Conditions, if any, to:

NAME     L K GLOBAL HEALTHCARE              ADDRESS  Coombelands House
         SYSTEMS (UK) PLC                            Coombelands Lane
                                                     Addlestone
Full names of company as registered                  Weybridge  (the "Borrower")

--------------------------------------------------------------------------------
                             THE LOAN AND DRAWDOWN

Amount: $1,750,000    Term: 6 years

The Loan may be drawn following completion of acceptance formalities and of any security formalities in each case as set out herein.

* In minimum amounts and multiples of 250,000 pounds sterling by 28/12/1995 after which date the Bank's commitment to provide any undrawn amount will lapse.

--------------------------------------------------------------------------------
                                PURPOSE OF LOAN

To assist with the purchase of the share capital of Genisystems Limited.

================================================================================
                                   REPAYMENT

The Loan will be repaid in the following instalments:

* 20 instalments of principal (*together with interest of 87,500 pounds sterling payable *quarterly, commencing 12 months) after (*first drawdown).

--------------------------------------------------------------------------------
                                   PREPAYMENT

The Loan in full or in minimum amounts and multiples of 250,000 pounds sterling together with accrued interest to the date of prepayment if required by the Bank. A prepayment fee at the rate of 1% flat is payable at the time and on the amount prepaid.

--------------------------------------------------------------------------------
                                    INTEREST

Rate: 3% p.a. over:

* the rate at which sterling deposits are offered to the Bank in the London Inter-Bank Market on the first day of an Interest Period for a similar amount and Interest Period ("LIBOR") (* plus any associated costs calculated in accordance with the Bank's standard formula current from time to time, resulting from requirements of the Bank of England or other Governmental authorities or agencies, whether having the force of law or otherwise, affecting the conduct of the Bank's business) by debit to the Borrowers cheque account.

--------------------------------------------------------------------------------
                                      FEES

(a) A negotiation fee of 17,500 pounds sterling payable on acceptance of this offer:

--------------------------------------------------------------------------------
                             SECURITY/GUARANTEE(S)

     The Loan is to be secured/guaranteed by:

A first Debenture by the Borrower to the Bank.

A first Legal Charge over the Intellectual Property Rights of the Borrower.

and any other security which is now held or hereafter may be held by the Bank, all of which is to secure all money and liabilities which shall from time to time be due, owing or incurred, whether actual or contingent, to the Bank by the Borrower.

--------------------------------------------------------------------------------
                                  UNDERTAKINGS

(a) The undertaking set out under Condition 9(a) * will apply, with references therein to Subsidiaries applying to * ALL Subsidiaries.

(b)  The undertaking set out under Condition 9(b) * will not apply.

--------------------------------------------------------------------------------
                               SPECIAL CONDITIONS

* The enclosed Special Conditions sheet(s) form(s) part of this Agreement.


--------------------------------------------------------------------------------
 THIS OFFER WILL LAPSE IF NOT ACCEPTED WITHIN ONE MONTH OF THE DATE SHOWN BELOW
--------------------------------------------------------------------------------

                                   SIGNATURES

for BARCLAYS BANK PLC                     This offer is accepted by the Borrower
                                          For and on behalf of
                                          By  L K Global Healthcare Systems
                                              (UK) PLC

  [SIG]            Corporate Manager           [SIG]
-------------------                       --------------------------
                                               CHAIRMAN
                                          --------------------------
Date  6/10/94                             Date  11/10/94
     --------------                            ---------------------

--------------------------------------------------------------------------------
The Borrower should return the top copy together with a CERTIFIED true copy of a Board Resolution (as designated) and the ??? ??? duplicate Special Conditions (white), if any, and retain the ?? ?? copy of the ??? ??? and the copy, if any, of the Special Conditions (violet). Blue copies to be retained by ???.

               * Delete as appropriate  __ Insert as appropriate

This Agreement shall be subject to the following:--

FIXED RATE OPTION
-----------------

a) on the day of drawdown or on an Interest Period maturity date, provided that the Loan has been or will be fully drawn down at that time, the Borrower may request the Bank to quote a fixed rate of interest for annual periods of up to six years (the "Fixed Rate Period") but no Fixed Rate Period may mature after the date upon which the Loan falls due for repayment in full (the "Final Repayment Date");

b) when intending to exercise this option the Borrower must advise the Branch Manager of this branch of the Bank by 12:00 noon at the latest on the business day of a rollover or of drawdown;

c) upon acceptance of a fixed rate quotation interest on the Loan will be payable quarterly in arrear by debit to the Borrower's current account at this branch of the Bank;

d) throughout the Fixed Rate Period the conditions for Prepayment detailed in Condition 4 shall not apply. The Loan may not be prepaid in part. If the Borrower shall give the Bank such additional amount, as will be certified in writing by the Bank to the Borrower to compensate the Bank for any loss which it incurs by reason of such prepayment, together with a fee of $250, then the Loan may be prepaid in whole. The Loan will not be available for redrawing following such prepayment;

e) Where the Final Repayment Date falls after the maturity date of the Fixed Rate Period, the Borrower must advise the Branch Manager of this branch of the Bank by 12:00 noon at the latest on the maturity date of the Fixed
     Rate Period of the Interest Period selected in accordance with Condition 3 of the Agreement. In the absence of such notification being received by the Bank, the Interest Period shall be for three months and the Bank will roll over the Loan accordingly;

f) in the event of demand for repayment being made by the Bank in accordance with Condition 11 at any time during the Fixed Rate Period, the Bank will break the Fixed Rate Period on the date of demand and will debit the Loan with any additional amount as will be certified in writing by the Bank to the Borrower to compensate the Bank for any loss it incurs by reason of having made demand. From the date of demand interest will be calculated in accordance with the provisions of Condition 11.

FEES
----

All fees payable in perfecting the Bank's security (as detailed within the facility letter) will be payable by the Borrower.

Additionally any legal fees or expenses incurred by the Bank in connection with granting facilities will be reimbursed by the Borrower.

SECURITY

In addition to the security detailed previously the Borrower shall ensure the overdraft and Medium Term Loan indebtedness incurred by the Borrower to the Bank shall at all times be covered at least 150% by current assets.

CONDITIONS PRECEDENT

Prior to first drawdown of the loan the Bank will require:

1) A satisfactory business appraisal from the Bank's Technical Advisor, commenting on present and future products and the company's standing in the market place.

2) Documentary evidence of the 600,000 pounds sterling payable for the purchase of the software product, ARIS.

3) The Bank to be provided with the Share Certificate effectively confirming the investment in L K Global Healthcare Systems (OX) PLC.

4) Sight of the signed agreement which will include details of the various warranties to safeguard the Borrower and details of the deferred payment to Genisyst Ltd which must be satisfactory to the Bank.

5) Written confirmation from Pennell Kerr Forster that the transaction between the Borrower and Genisyst Ltd does not contravene the Companies Act of 1985.

CONDITIONS SUBSEQUENT

The Borrower is to provide the Bank within six weeks of first drawdown a written report from PEF commenting on the contractual nature of the Borrower's book debtors.

INFORMATION

In addition to clause 6. The Borrower is to provide the Bank with monthly profit and loss accounts to include Balance Sheet together with quarterly Debenture figures in the format prescribed by the Bank. This information is to be provided within 23 days of the month end to which they relate.

COVENANTS

The Borrower undertake that save with the prior written consent of the Bank:-

a) On any Balance sheet day the aggregate amount of financing costs paid, payable of capitalised by the Borrower and it's subsidiaries in respect of the period ended 31st December 1995 will not exceed % of profits, and as at the 31st December 1996 and subsequent Balance Sheet dates will not exceed 20% of profits of the Borrower and it's subsidiaries for that period before the deduction of any amounts in respect of taxation and such financing costs and ignoring any extraordinary items (whether profits or losses).

For the purpose of this sub-clause "Financing Costs" shall be defined as all continuing, regular or periodic costs, charges and expenses (including the interest element in hire purchase and finance leasing as determined in accordance with applicable accounting standards) incurred by the Borrower and it's subsidiaries in affecting, servicing or maintaining their borrowings or borrowing facilities, including discount, acceptance and commitment charges and commissions.

b) On any balance sheet the aggregate amount of interest and loan installments paid, payable or capitalised by the Borrower and its Subsidiaries in respect of the period ended 31st December 1995 will not exceed 20% of profits and as at 31st December 1996 and subsequent balance sheet dates will not exceed 16.7% of profits of the Borrower and its Subsidiaries for that period before the deduction of any amounts in respect of taxation and such interest and loan installments and ignoring any extraordinary items (whether profits or losses).

      For the purpose of this sub-clause "interest and loan installments" shall be defined as all continuing, regular or periodic costs charges and expenses incurred by the Borrower and its subsidiaries in affecting, servicing or maintaining their borrowings or borrowing facilities, including discount, acceptance and commitment charges and commissions.

      "Operational Cash Flow" means Total Operating profit plus depreciation and amounts charged to depreciation in the Relevant Period capital receipts from the disposals of assets and funds received from equity subscription and capital issues minus corporation tax paid and capital expenditure of the Borrower and its Subsidiaries plus or minus movements in the working capital of the Borrower and its Subsidiaries (and so that all such items shall be calculated in an manner satisfactory to the Bank).

For BARCLAYS BANK PLC                     This offer is accepted by
                                          the Borrower
                                          For and Behalf of L K
                                          Global Healthcare Systems
                                          (UK) PLC



                                          By /s/ [SIG]
                                            -----------------------------


/s/  [SIG]        MANAGER
-----------------


                                                                 CHAIRMAN

                                            -----------------------------


                                            -----------------------------


DATE  November 10, 1994                     DATE  November 10, 1994

                     MEDIUM TERM LOAN AGREEMENT (CORPORATE)

We are pleased to advise you that Barklays Bank PLC (the "Bank") has agreed to provide a medium term loan (the "Loan") upon and subject to the terms and conditions set out below and overleaf and of the attached ???? to:

NAME  L K GLOBAL HEALTHCARE SYSTEMS (UK)   ADDRESS  Coombelands House
    ------------------------------------          ------------------------------
      PLC                                           Coombelands Lane
    ------------------------------------          ------------------------------
                                                    Addlestone
    ------------------------------------            Weybridge    the "Borrower")
                                                  ---------------

Full names of company as registered
--------------------------------------------------------------------------------

                             THE LOAN AND DRAWDOWN

AMOUNT: 1,750,000 pounds                                    TERM:   6     years
        -------------------------                                 ------

The Loan may be drawn following completion of acceptance formalities and of any security formalities in each case as set out herein.

*In minimum amounts and multiples of 250,000 pounds by 28/12/1995 after which date the Bank's commitment to provide any undrawn amount will lapse.
--------------------------------------------------------------------------------
                                PURPOSE OF LOAN

To assist with the purchase of the shared capital of Genisyst Limited.
--------------------------------------------------------------------------------
                                   REPAYMENT

The Loan will be repaid in the following instalments:

* 20 instalments of principal (*together with interest) of 87,500 pounds payable quarterly commencing 12 month(s) after (*first) drawdown.

OR

--------------------------------------------------------------------------------
                                   REPAYMENT

The Loan in full or in minimum amounts and multiples of 250,000 pounds together with accrued interest to the date of prepayment if required by the Bank. A prepayment fee at the rate of 1 % flat is payable at the time and on the amount prepaid.

--------------------------------------------------------------------------------
                                    INTEREST

RATE: 3 %   over:

*the rate at which sterling deposits are offered to the Bank in the London
Inter Bank Market on the first day of an Interest Period for a similar amount and Interest Period ("LIBOR") (plus any associated costs calculated in accordance with the Bank's standard formula current from time to time, resulting from requirements of the Bank of England or other Governmental authorities or agencies, whether having the force of law or otherwise, affecting the conduct of the Bank's business by debit to the Borrowers cheque account.
--------------------------------------------------------------------------------
                                      FEES

(a)  A negotiation fee of 17,500 pounds payable on acceptance of this offer.

(b)
--------------------------------------------------------------------------------
                             SECURITY/GUARANTEE(S)

The Loan is to be secured/guaranteed by:

A first Debenture by the Borrower to the Bank.

A first Legal Charge over the Intellectual Property Rights of the Borrower.

and any other security which is now held or hereafter may be held by the Bank, all of which is to secure all money and liabilities which shall from time to time be due, owing or incurred, whether actual or contingent, to the Bank by the Borrower.
--------------------------------------------------------------------------------
                                  UNDERTAKINGS

(a) The undertaking set out under Condition 9(a)* will apply, with references therein to Subsidiaries applying to *ALL Subsidiaries.

(b)  The undertaking set out under Condition 9(b) * will not apply.
--------------------------------------------------------------------------------
                               SPECIAL CONDITIONS

*The enclosed Special Conditions sheet(s) form(s) part of this Agreement.
--------------------------------------------------------------------------------
 THIS OFFER WILL LAPSE IF NOT ACCEPTED WITHIN ONE MONTH OF THE DATE SHOWN BELOW
--------------------------------------------------------------------------------
                                   SIGNATURES

for BARCKLAYS BANK PCL                    This offer is accepted by the Borrower
                                          For and on behalf of
                                          By L K Global Healthcare Systems (UK)
                                            ------------------------------------
      [SIG]      Senior Corporate Manager             [SIG]                  PLC
-----------------                          -------------------------------------
                                           CHAIRMAN
                                           -------------------------------------
DATE 6/10/94                               DATE  11/10/94
    ------------                               ------------
--------------------------------------------------------------------------------
The Borrower should return the top copy together with a CERTIFIED true copy of a Board Resolution (as detailed over) and the attached unamended duplicate Special conditions (white), if any, and retain the bottom copy of the offer letter and the copy, if any, of the Special Conditions (pink). Blue copies to be retained by branch.

This Agreement shall be subject to the following:

FIXED RATE OPTION

a) on the day of drawdown or on an Interest Period maturity date, provided that the Loan has been or will be fully drawn down at that time, the Borrower may request the Bank to quote a fixed rate of interest for annual periods of up to six years (the "Fixed Rate Period") but no Fixed Rate Period may mature after the date upon which the Loan falls due for repayment in full (the "Final Repayment Date");

b) when intending to exercise this option the Borrower must advise the Branch Manager of this branch of the Bank by 12.00 noon at the latest on the business day of a rollover or of drawdown;

c) upon acceptance of a fixed rate quotation interest on the Loan will be payable quarterly in arrear by debit to the Borrower's current account at this branch of the Bank;

d) throughout the Fixed Rate Period the conditions for Prepayment detailed in Condition 4 shall not apply. The Loan may not be prepaid in part. If the Borrower shall give the Bank such additional amount, as will be certified in writing by the Bank to the Borrower to compensate the Bank for any loss which it incurs by reason of such prepayment, together with a fee of 250 Pounds Sterling, then the Loan may be prepaid in whole. The Loan will not be available for redrawing following such prepayment;

e) where the Final Repayment Date falls after the maturity date of the Fixed Rate Period, the Borrower must advise the Branch Manager of this branch of the Bank by 12.00 noon at the latest on the maturity date of the Fixed Rate Period of the Interest Period selected in accordance with Condition 2 of the Agreement. In the absence of such notification being received by the Bank, the Interest Period shall be for three months and the Bank will roll over the Loan accordingly;

f) in the event of demand for repayment being made by the Bank in accordance with Condition 11 at any time during the Fixed Rate Period, the Bank will break the Fixed Rate Period on the date of demand and will debit the Loan with any additional amount as will be certified in writing by the Bank to the Borrower to compensate the Bank for any loss it incurs by reason of having made demand. From the date of demand interest will be calculated in accordance with the provisions of Condition 11.

FEES

All fees payable in perfecting the Bank's security (as detailed within the facility letter) will be payable by the Borrower.

Additionally any legal fees or expenses incurred by the Bank in connection with granting facilities will be reimbursed by the Borrower.

SECURITY

In addition to the security detailed previously the Borrower shall ensure the overdraft and Medium Term Loan indebtedness incurred by the Borrower to the Bank shall at all times be covered at least 150% by current assets.

CONDITIONS PRECEDENT

Prior to first drawdown of the loan the Bank will require:-

1) A satisfactory business appraisal from the Bank's Technical Advisor, commenting on present and future products and the company's standing in the market place.

2) Documentary evidence of the 600,000 Pound Sterling payable for the purchase of the software product, ARIS.

3) The Bank to be provided with the Share Certificate effectively confirming the investment in L K Global Healthcare Systems (UK) PLC.

4) Sight of the signed agreement which will include details of the various warranties to safeguard the Borrower and details of the deferred payment to Genisyst Ltd which must be satisfactory to the Bank.

5) Written confirmation from Pannell Kerr Forster that the transaction between the borrower and Genisyst Ltd does not contravene the Companies Act 1985.

CONDITIONS SUBSEQUENT

The Borrower is to provide the Bank within six weeks of first drawdown a written report from PKF commenting on the contractual nature of the Borrower's book debtors.

INFORMATION

In addition to clause 6. The Borrower is to provide the Bank with monthly profit and loss accounts to include Balance Sheet together with quarterly Debenture figures in the format prescribed by the Bank. This information is to be provided within 31 days of the month end to which they relate.

COVENANTS

The borrower undertakes that save with the prior written consent of the Bank:-

a) On any Balance Sheet day the aggregate amount of financing costs paid, payable of capitalised by the Borrower and its subsidiaries in respect of the period ended 31st December 1995 will not exceed 25% of profits, and as at the 31st December 1996 and subsequent Balance Sheet dates will not exceed 20% of profits of the Borrower and its subsidiaries for that period before the deduction of any amounts in respect of taxation and such financing costs and ignoring any extraordinary items (whether profits or losses).

For the purpose of this sub-clause "Financing Costs" shall be defined as all continuing, regular or periodic costs, charges and expenses (including the interest element in hire purchase and finance leasing as determined in accordance with applicable accounting standards) incurred by the Borrower and its subsidiaries in effecting, servicing or maintaining their borrowings or borrowing facilities, including discount, acceptance and commitment changes and commissions.

b) On any balance sheet the aggregate amount of interest and loan instalments paid, payable or capitalised by the Borrower and its Subsidiaries in respect of the period ended 31st December 1995 will not exceed 20% of profits and as of 31st December 1996 and subsequent balance sheet dates will not exceed 16.7% of profits of the Borrower and its Subsidiaries for that period before the deduction of any amounts in respect of taxation and such interest and loan instalments and ignoring any extraordinary items (whether profits or losses).

      For the purpose of this sub-clause "interest and loan instalments" shall be defined as all continuing, regular or periodic costs, charges and expenses incurred by the Borrower and its Subsidiaries in effecting, servicing or maintaining their borrowings or borrowing facilities, including discount, acceptance and commitment charges and commissions.

      "Operational Cash Flow" means Total Operating Profit plus depreciation and amounts charged to depreciation in the Relevant Period, capital receipts from the disposals of assets and funds received from equity subscription and capital issues minus corporation tax paid and capital expenditure of the Borrower and its Subsidiaries plus or minus movements in the working capital of the Borrower and its Subsidiaries (and so that all such items shall be calculated in a manner satisfactory to the Bank.)


For BARCLAYS BANK PLC                   This offer is accepted by the Borrower
                                        For and Behalf of L K Global Healthcare
                                        Systems (UK) PLC


        [SIG]                           By                [SIG]
--------------------- MANAGER              ------------------------------------


                                                                       CHAIRMAN
                                           ---------------  -------------------

                                           ---------------  -------------------
DATE    11/10/94
                                        Date             11/10/94
                                             ----------------------------------